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                                                                   Exhibit 10.8

                         SALES REPRESENTATIVE AGREEMENT

THIS SALES REPRESENTATIVE AGREEMENT (this "Agreement") is entered into as of the 4 day of March, 1994, by and between FINNIGAN CORPORATION, a subsidiary of Thermo Instruments, (hereinafter referred to as the "Company") with its principal office located at 355 River Oaks Parkway, San Jose, California 95134 and EURO TECH (FAR EAST) LTD, (hereinafter referred to as the "Representative") with its principal office located at 18/F Gee Chang Hong Centre, 65 Wong Chuk Hang Road, Hong Kong.

In consideration of the mutual covenants and agreements hereinafter set forth, the Company and the Representative hereby agree as follows:

1. REPRESENTATION AND TERRITORIES. The Company hereby appoints and authorizes the Representative, and the Representative agrees to act, as exclusive selling representative to sell the Company's products ("Products") and territories ("Territory") set forth in Exhibit(s) attached hereto and incorporated by this reference herein (or in such thereof, or additional territories, as set forth by the Company in a written and signed amendment to this Agreement).

     The Company retains the right to sell to Original Equipment Manufacturers ("OEMs") in the Territory without payment of a commission to the Representative. In addition, products may be sold in the Territory through the normal distribution channels of an OEM without payment of a commission to the Representative; provided that the OEM is a party to an agreement with the Company for the supply of products. The Company may, at its sole discretion, continue to deal directly with an end user or with representation other than through the Representative. In such event, the Company will consult with the Representative, advise him of all activity, and compensate him according to services rendered, in an amount determined by the Company at its sole discretion.

2.   COMMISSION

     (a) As consideration for such representation, the Company shall pay the Representative for all sales of the Company's products in the foregoing territory or territories, except as prohibited by law or as otherwise altered by prior mutual agreement, a commission based upon the type of product sold, the classification of the Representative and the net sale price, f.o.b. Factory, as set forth in Exhibit(s), attached hereto and incorporated by this reference herein. The Commission is subject to change by the Company with ninety (90) days notice to the Representative. All sales are bound by the Company's conditions of sales in effect at the time of sale, which presently are as stated in Exhibit(s), attached hereto and incorporated by this reference herein.

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    (b)  No commission will be paid for repairs, replacement parts, instruction manuals or other written documentation.

    (c) It is recognized that orders are sometimes placed on the basis of price as the sole factor. In such cases, it is agreed that a lesser commission rate may be accepted by a Representative if it appears to be in the best interest of both parties hereto and if the amount of such lesser commission is mutually agreed upon or before the date of quotation.

3. PAYMENT TERMS. For Class A products, 50% of the commission is payable on or before the thirtieth (30th) day after, and only to the extent the Company receives the sales proceeds. The additional 50% of commission is payable upon receipt of evidence of complete acceptance by the customer. Commissions on Class B and C Products sold directly to the end user shall be payable on or before the thirtieth (30th) day after, and only to the extent the Company receives the sales proceeds. Commission on Products sold directly to the Sales Representative will be in the form of a discount as specified in Exhibit(s). A statement, showing the invoice number for each relevant sale, the total payment on which commissions are due for such sale and the amount of commission paid, will accompany the commission check. Commissions paid by the Company on items subsequently returned by the customer for credit shall be repaid to the Company by the Representative and, if not then repaid, may be deducted from the next commission payment due to the Representative.

4. SALES DEMONSTRATORS AND MATERIALS. The Company shall provide the Representative with such demonstrators, sales literature, technical data and other sales aids as the Company may deem desirable for the promotion and sales of the Products. All such items shall remain the property of the Company and shall be returned to the Company upon demand.

5. MATTERS RESPECTING SALES AND PRODUCTS. The Company shall establish and have exclusive control over all prices, discounts, specifications, terms of sale changes thereto, and shall be solely responsible for the design, development, supply, production and performance of its products. The Company grants the representative the authority to establish local prices which can be up to but not exceed 120% of the Company's published list prices. This Agreement shall extend to and include any new products or improvements added to the Company's line during the term hereof with any new product or improvement being classified by the Company in accordance with Exhibit(s) herein.

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     All orders shall be subject to the Company's acceptance orders, or make any price quotations, delivery or performance promises, or product warranties or representations, without the Company's prior written approval. The Representative shall not incur any other obligations or expenses relative to the sale of the Company's products for which the Company will be responsible without the Company's prior written approval. Unless otherwise agreed to in writing by the Company, the Company shall not be responsible for delays, failures to deliver, failure in shipment or other casualties occasioned by strikes, labor troubles, natural disasters, wars, acts of governments or other causes beyond its control.

6. PROPRIETARY INTEREST. It is understood that the Company has and shall retain sole and exclusive rights to all inventions, patents, improvements, trademarks, trade names, trade secrets, and other matters if a proprietary nature relating to its products and business. The Company agrees to hold the Representative harmless from all liability for infringement of any patent rights or other rights of third parties which may result from the Representative's sale and distribution of the Company's product. Notwithstanding any of the foregoing, however, the Representative is not authorized to disclose to the Company, or otherwise use in the course of representation of the Company, any proprietary rights, including trade secrets and customer lists, belonging to any third parties, and the Representative shall hold the Company harmless for any liability relating thereto. The Company's customer list and pricing structure shall at all times remain the exclusive property of the Company.

7.   RESPONSIBILITIES OF ALL REPRESENTATIVES.

     (a) The Representative shall establish and maintain a sales organization enabling him at any time to carry out the tasks and obligations he incurs under this Agreement.

     (b) The Representative shall work diligently to promote and sell the Products to the best of its ability through its sales and service staff and shall ensure that its staff is given the necessary training to provide competent sales assistance to the customers. Such promotion and sales will also be supplemented by:

         (i) personal visits to, and correspondence with, potential purchasers of the Products.

         (ii) advertising, trade exhibitions, technical seminars, and by the distribution of printed matter, all of its own expense unless otherwise agreed to in writing by the Company.


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(c)   The Representative shall, within one month from the date of signing this
Agreement, establish a sales forecast for the current calendar year. Subsequently, the Representative shall, at the request of the Company, provide a monthly sales forecast submitted to the Company during the 3rd week of each month.

(d) The Representative shall advise prospective customers in the selection of Products, and shall furnish them, whenever possible and necessary, with the information desired and shall at all times have ready and available the sales literature required.

(e) The Representative shall advise the Company of the progress of sales cases. The Representative will consult with the Company as required on all sales inquiries, and in all technical matters required to support the sales situations.

(f) The Representative will keep detailed records showing clearly all inquiries and sales of the Products and will allow the authorized officers of the Company to have access to these records.

(g) The Representative, in conjunction with the Company, shall organize periodic meetings of the users of the Products.

(h) The Representative shall periodically contact each user to determine the user's satisfaction with the Products it has purchased. The Representative shall immediately notify the Company in the event of problems requiring technical advice or assistance.

(i) The Representative shall at all times give consideration to the anticipated customers orders and shall establish and maintain an inventory of instrument and spare parts appropriate to the needs of users in the Territory.

(j) The Representative shall only agree upon binding terms of delivery with the customers if it has the Products concerned in its inventory or if it has already made a firm agreement with the Company for shorter terms of delivery.

(k) The Representative shall, at its expense, promptly, and in any case quarterly, advise the company of the market potential, trends, and competitive activity in the Territory.

(l) The Representative shall provide the Company with a list of all companies for which he is a representative as of the date hereof, and will notify the Company of all changes. The Representative shall not engage in any activity constituting direct competition with the Company, through its staff or otherwise.

(m) The Representative shall be responsible for all local customs, importation, and local transport fees and taxes for the Products.

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     (n)   The Representative shall immediately advise the Company of any changes affecting the Representative's ability to perform, including, but not limited to , change in its qualified personnel or ownership or control of the Representative.

8.   ADDITIONAL RESPONSIBILITIES FOR CLASS A PRODUCTS.

     (a) The Representative shall provide full sales, installation, warranty, and other customer services for the applicable Class A Products with essentially no support from the Company.

     (b) The Representative shall maintain trained sales staff such that only minimal assistance from the Company is required. Such training will be at the Representative's expense, except that the Company will provide tuition for approved training courses at the Finnigan Institute or other Company facilities. The Company shall be the sole judge of the Representative's qualifications.

     (c) The Representative shall undertake at its own expense to send qualified members of its staff for special training by the Company in order to install and service the applicable instruments. The Company will provide tuition for such qualified personnel at approved courses conducted at the Finnigan Institute or other Company facilities. The Company shall be the sole judge of the ability of the Representative's staff to carry out installation and service obligations.

     (d) The Representative shall conduct preinstallation surveys of the customer's facility to ensure that the facility meets the applicable requirements.

     (e) The Representative shall be responsible for all spare parts, including those supplied by the Company under warranty.

     (f) The Representative shall be responsible for installation of the Product, including demonstration of its specification and receipt of customer acceptance.

     (g) The Representative shall respond in a timely manner to all customer requests for warranty service, and provide such parts and service at no additional charge to the customer throughout the warranty period.

     (h) The Representative shall maintain a stock of spare and consumable parts sufficient to meet the anticipated needs of the Products in the Territory.

     (i) The Representative shall compensate the Company at is standard billable rates, for installation or warranty service which is the responsibility of the Representative but which must be performed, at the sole discretion of the Company,

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     by the Company due to inability of the Representative to perform such service in a timely manner.

9.   RESPONSIBILITIES OF THE COMPANY IN SUPPORT OF CLASS A PRODUCTS.

     (a) The Company shall recommend appropriate training for qualified sales and service staff of the Representative, and provide such training fee of tuition charges. Schedules for such training are at the Company's sole discretion.

     (b) The Company shall provide technical information required to support the Representative's service personnel.

     (c) The Company shall provide parts for warranty service at no charge to the Representative for a period of ninety (90) days from system shipment. The Company will replace, at no charge, those parts used from the Representative's stock during this period, upon receipt of a service report.

10.  ADDITIONAL RESPONSIBILITIES FOR CLASS B PRODUCTS.

     (a) The Representative shall provide sales, marketing, and minor service support for the applicable Products.

     (b) The Representative shall provide qualified sales staff for training at its own expense. The Company will provide tuition for approved courses at the Finnigan Institute or other Company facilities. The Representative shall maintain such trained personnel on its staff at all times. The Company will be the sole judge of the qualifications of the proposed staff personnel.

     (c) The Representative shall actively market and sell the Products with support from the Company as appropriate based on mutual review of the specific sales situation.

     (d) The Representative shall conduct preinstallation surveys of the customer's facility to ensure that the facility meets the applicable requirements.

     (e) The Representative shall provide a qualified engineer to assist the Company's engineer with the Product installation. This assistance is intended to provide the Representative's engineer with the ability to perform minor service support.

     (f) The Representative shall facilitate and assist the Company's service engineer in matters of travel arrangements, technical preparation for service visits, and local procurement of parts and services.




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     (g)   The Representative shall forward, on a monthly basis, a report on the operating status of each Product, including any outstanding service requirements.

     (h) The Representative shall maintain a stock of spare and consumable parts sufficient to meet the anticipated needs of the Products in his Territory.

     (i) The Representative shall provide technical service advice to the customer, to the best of his ability.

     (j) In the event that the Representative, as the local contact, is required by the customer to provide installation and warranty for a specified Product, this service will be sub-contracted from the Company.

11.  RESPONSIBILITIES OF THE COMPANY IN SUPPORT OF CLASS B PRODUCTS.

     (a) The Company shall recommend appropriate training for qualified sales staff of the Representatives, and provide such training free of tuition charge at the Finnigan Institute or other Company facility. Schedules for such training are at the Company's sole discretion. The Company may establish qualification requirements for Representative participants.

     (b)   The Company shall install the Product and obtain customer acceptance.

     (c)   The Company shall be responsible for warranty parts and labor.

     (d) The Company may, at its sole discretion purchase services from the Representative in order to discharge its installation or warranty obligations at the Representative's prevailing billable service rate.

12.  ADDITIONAL RESPONSIBILITIES FOR CLASS C PRODUCTS.

     (a) The Representative shall provide sales and local logistics support, but has no service responsibilities.

     (b) The Representative shall provide qualified sales staff for training at its own expense. The Company will provide tuition for approved courses at the Finnigan Institute or other Company facility. The Representative shall maintain such trained personnel on its staff at all times. The Company will be the sole judge of the qualifications of the proposed staff personnel. Schedules for such training are at the Company's sole discretion. The Company may establish qualification requirements for Representative participants.

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     (c)  The representative shall actively market and sell the Products, with support from the Company as appropriate based on annual review of the specific sales situation.

     (d) The Representative shall be responsible for all local customs, importation, and transport of the product to the customer's site.

     (e) The Representative shall facilitate and assist the Company's service engineer in matters of travel arrangements, technical preparation for service visits, and local procurement of parts and services.

     (f) The Representative shall forward, on a monthly basis, a report on the operating status of each Product, including any outstanding service requirements.

     (g) In the event that the Representative, as the local contact, is required by the customer to provide installation and warranty for a specified Product, this service will be subcontracted from the Company.

13.  RESPONSIBILITIES OF THE COMPANY IN SUPPORT OF CLASS C PRODUCTS.

     (a) The Company shall recommend appropriate training for the qualified sales staff of the Representative, and provide such training free of tuition charge at the Finnigan Institute or other Company facility. Schedules for such training are at the Company's sole discretion. The Company may establish qualification requirements for Representative's participants.

     (b)  The Company shall install the product and obtain customer acceptance.

     (c)  The Company shall be responsible for warranty parts and labor.

     (d) The Company may, at its sole discretion, purchase services from the Representative in order to discharge its installation or warranty obligations at the Representative's prevailing billable service rate.

14. TERM AND TERMINATION. The term of this Agreement shall be for a period from the date above written until terminated.

     (a) by either party upon ninety (90) days written notice given to the other party at the principal office of such other party; or

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     (b)   Immediately upon written notice given by the Company to the
     Representative, at Representative's principal office upon (i) the breach of the Representative's obligation hereunder in a manner to discredit the Company's products or business; or (ii) the Representative's insolvency, bankruptcy, illegal activities, inability to function, proven moral turpitude or similar actions.

15.  OBLIGATIONS ON TERMINATION.

     (a) The Representative shall promptly return all data, information, literature, and materials provided by the Company.

     (b) The Company will reimburse any inventory of products sold to the Representative by the Company which are in good working condition and of merchantable quality and not obsolete, for the net price of the original invoice, less depreciation valuation, but without duties or taxes.

     (c) The Company shall assume the obligation remaining in all unexpired warranties only to the extent that it may be covered by the standard Company warranty terms. The Representative shall compensate the Company for accepting any and all warranty obligations. The compensation shall be prorated and based on a rate of 5% of applicable F.O.B. product price for the 12 month warranty.

     (d) The Representative shall promptly complete any or all outstanding installations and shall obtain customer acceptance within sixty (60) days from the date that termination notice is given.

     (e) In the event the Representative is unable to complete installations and obtain customer acceptance with sixty (60) days, the Company shall assume the responsibility to complete any or all installations and obtain customer acceptance. The Representative shall compensate the Company for accepting any or all installation responsibilities on a prorate basis at 5% F.O.B. product price for complete installation. The Company will be the sole judge of the extent of incompletion of the installation.

16. COMMISSION UPON TERMINATION. Upon the effective date of termination as provided in Section 14 above, the Representative shall receive commissions, as otherwise set forth in Section 3 herein in the full amount thereof, as provided in Section 4 herein, for all commissionable orders on the books which have been accepted by the Company as of the effective date of termination.


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17.  RELATIONSHIP OF PARTIES. Company shall exercise no control over the activities and operations of the Representative except as herein provided; and the Representative shall be free to conduct business as may seem fit, calling on whatever customers within the Representative's territory or territories as may be desired except as stated herein, and covering such parts of said territory or territories and at such frequency as may be chosen, but at no time will the Representative act contrary to the Company's interests. The Representative shall, in correspondence, quotations, and other dealings, clearly indicate that he is acting as principal, and sign with its own firm name. The name and logo of the Company shall not appear on stationary used by the Representative except as a marginal note approved by the Company showing in the appropriate local language "Commission Representative of Finnigan MAT." The Representative shall have no power or authority to act for, bind, or commit the Company, nor shall the Representative have authority to make contacts or incur liability on behalf of the Company. The Representative will establish and maintain a suitable place of business to handle the sales of the Company's products and will use all due diligence in promoting the sale of the Company's products. The Company will place no restrictions on the number of other accounts handled by the Representative but the Representative shall not sell any items directly competitive with the Company's except as approved in writing by the Company.

     The Representative may employ suitable and desirable personnel in its territory or territories but it is understood that any such are at the Representative's own risk, expense and supervision, and as such shall have no claim against the Company for salaries, commissions or other items of cost, and the Representative warrants that any such personnel shall be subordinate to the Representative and subject to all obligations applying to the Representative. Each part to this Agreement is recognized as an independent contractor and nothing herein contained shall be deemed to constitute one party as an agent, employee or partner of the other.

18. ASSIGNABILITY BY REPRESENTATIVE. The franchise, rights and duties conferred or imposed upon the Representative herein are personal in nature and are not subject to voluntary or involuntary assignment, delegation or encumbrance, or to assignment or delegation by operation of law.

19. CHANGE OF PRINCIPAL OFFICE. The location of the principal office of either party herein may be changed for purposes hereof by an appropriate written notice given to the other party.

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20.  GOVERNMENT CONTRACTS. It is specifically understood that all of the terms and conditions herein are subject to, and will be superseded by, the provisions of any contracts of sale which may be entered into between the Company and any governmental bodies or agencies.

21.  GOVERNMENT RESTRICTIONS.

     (a) All requests by the Representative for delivery of the Products are conditioned upon receipt by the Company of valid export licenses.

     (b) The Representative shall be responsible for imposing any resale restrictions on the customer that are required by the official regulations of any countries in which the Products are manufactured or purchased, or of regulations in the Territory of the representation. To the best of its ability, the Company will advise the Representative of the current regulations.

     (c) The Representative will assist the Company in obtaining the necessary signatures for all applicable licensing forms.

22. FOREIGN CORRUPT PRACTICES ACT OF 1977. In compliance with this law, Representatives covenants that it, and any person acting on its behalf, including without limitation, any local agent appointed by Representative pursuant to Representative's authority, will not violate, directly or indirectly, the provisions of the Foreign Corrupt Practices Act of 1977, and, in particular, will not offer, pay, promise to pay, or authorize the payment of any money, or offer, give, promise to give, or authorize the giving of anything of value to

     (a)  any foreign officials for purposes of

          (i) influencing any act or decision of such foreign official in his official capacity, including a decision to fail to perform his official functions; or

          (ii) inducing such foreign official to use his influence with a foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality;

     in order to assist in obtaining or retaining business for or with, or directing business to, any person;

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     (b)  any foreign political party or official thereof or any candidate for foreign political office for purposes of

          (i) influencing any act or decision of such party, official, or candidate in its or his official capacity, including a decision to fail to perform its or his official functions; or

          (ii) inducing such party, official, or candidate to use its or his influence with a foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality, in order to assist in obtaining or retaining business for or with, or directing business to, any person;

     (c) any person, while knowing or having reason to know that all or a portion of such money or thing of value will be offered, given, or promised, directly or indirectly, to any foreign official, to any foreign political party of official thereof, or to any candidate for foreign political office, for purposes of

          (i) influencing any act or decision of such foreign official, political party, party official, or candidate in his or its official capacity, including a decision to fail to perform his or its official functions; or

          (ii) inducing such foreign official, political party, party official, or candidate to use his or its influence with a foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality, in order to assist in obtaining or retaining business for or with, or directing business to, any person.

     Representative recognizes that Principal will inform the U.S. Department of Justice if Principal determines that either Representative or any of its agents have violated the Foreign Corrupt Practices Act of 1977, the prohibitions of which are set forth in this section.

23. FORCE MAJEURE. Neither party hereto shall be liable for failures to perform due to contingencies beyond its reasonable control, including, but not limited to, strike, riot, war, fire, act of God, accident, or any action by any governmental body,

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24.  SUCCESSORS AND CONSTRUCTION. This Agreement and all of the terms and conditions herein:

     (a) shall be binding upon and inure to the benefit of the permitted successors, assigns, receivers, personal representatives and heirs of the parties hereto;

     (b) contain the whole understanding of the parties superseding any prior agreements, written or oral, and may be modified only by mutual written agreement, if any, as the parties hereto may execute; and

     (c) are to be construed and enforced in accordance with the laws of the State of California.

25. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in San Francisco, California, or at such other place as the parties hereto mutually agree upon, in accordance with the Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator, or arbitrators, may be entered in any court having jurisdiction thereof.

26. CAPTIONS. The captions and titles used in connection with the paragraphs herein are inserted for convenience only and are not intended for use in the construction or interpretation of the terms hereof.

27. NOTICES. Any notice given hereunder shall be sent by pre-paid letter addressed to the last known address of the party to whom the notice is given and shall be deemed to have been given seven (7) days after it has been placed in first class mail, return receipt requested.

28. SEVERABILITY. In the event that any provisions of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, provided that no such severability shall be effective if it materially changes the economic benefit of the Agreement to any party.

29. MODIFICATION OF EXHIBITS. The Company reserves the right from time to time to modify the terms of Exhibit(s) attached hereto by giving not less than thirty (30) days written notice of such modification to the Representative. No such modification shall become effective prior to the expiration of such thirty (30) day period unless otherwise agreed in a writing signed by the Representative.

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IN WITNESS WHEREOF, the Company and the Representative have duly executed this
Agreement as of the day and year first above written.


FINNIGAN CORPORATION ("Company")            REPRESENTATIVE

By ____ILLEGIBLE__________________          By ____ILLEGIBLE__________________

       General Manager                             Managing Director
Title  ___________________________          Title  ___________________________

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                                   EXHIBIT 1A

                               SAN JOSE PRODUCTS

THIS EXHIBIT is part of the Sales Representative Agreement entered into on the ____ day of March, 1994 by and between EURO TECH (FAR EAST) LTD (the "Representative") and FINNIGAN CORPORATION (the "Company").

PRODUCTS:

     The following products supplied by the Company are included:

         Magnum, Tracker, Witness, ITMS, Incos XL, SSQ710C,
         SSQ7000, TSQ7000.

GEOGRAPHIC TERRITORY:

     The Representative is assigned the following geographic territory:

         Hong Kong and Macao

COMMISSION/DISCOUNTS:

     CLASS A PRODUCTS:

         Magnum, Tracker, Witness, Incos XL;

                These products will yield a commission of 25% based upon published International List Price.

     CLASS B PRODUCTS:

         SSQ710C, SSQ7000, TSQ7000, ITMS:

                These products will yield a commission of 10% based upon published International List Price.




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     SPARE PARTS:

          Spare Parts purchased by the Representative will receive a 25% discount based upon the published International List Price.

          Spare Parts purchased by the Customer in the Representative's assigned territory will receive a 25% commission based upon the published International List Price.


PAYMENT TERMS:

     System sales directly from the end user or from the Representative for resale:

          Irrevocable and Confirmed Letter of Credit payable to Finnigan Corporation upon presentation of shipping documents.


     Sale of Parts directly to the end users:

          Irrevocable and Confirmed Letter of Credit payable to Finnigan Corporation upon presentation of shipping documents.


     Sale of Parts for the Representative's account:

          Payable (45) days following shipment. Delinquent accounts are subject to interest of 2% per month from the date of shipment.


SUPPORT CONTACTS:

     The Company has assigned the following individuals as the official contacts:

          Sales: Nancy Kuo, Don Remling, Ying Chow

          Service: Adi Loo


EXHIBIT APPROVAL:

FINNIGAN CORPORATION ("Company")          REPRESENTATIVE


By_______ILLEGIBLE______________          By_____ILLEGIBLE_______________
  Vice President/General Manager

Date____7 MARCH 1994____________          Date___4 (ILLEGIBLE)/94________

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                                   EXHIBIT 1B

                               SAN JOSE PRODUCTS

THIS EXHIBIT is part of the Sales Representative Agreement entered into on the ____ day of March, 1994 by and between EURO TECH (FAR EAST) LTD (the "Representative") and FINNIGAN CORPORATION (the "Company").

PRODUCTS:

     The following products supplied by the Company are included:

          Magnum, Tracker, Witness, Incos XL

GEOGRAPHIC TERRITORY:

     The Representative is assigned the following geographic territory (excluding the forensic market in all provinces listed):

          1) Shanghai

          2) Guang Dong, Hainan, Hunan

     The Representative is assigned the following geographic territory for the environmental market only:

          1) Hei Long Jiang, Jilin, Liaoning

COMMISSIONS/DISCOUNTS:

     CLASS A PRODUCTS:

          None

     CLASS B PRODUCTS:

          Magnum, Tracker, Witness, Incos XL:

              This product will yield a commission of 10% based upon published International List Price.




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PAYMENT TERMS:

     System sales directly from the end user or from the Representative for resale:

          Irrevocable and Confirmed Letter of Credit payable to Finnigan Corporation upon presentation of shipping documents.


SUPPORT CONTACTS:

     The Company has assigned the following individuals as the official contacts:

          Sales: Nancy Kuo, Don Remling, Ying Chow

          Service: Adi Loo


EXHIBIT APPROVAL:

FINNIGAN CORPORATION ("Company")          REPRESENTATIVE


By______ILLEGIBLE_______________          By_____ILLEGIBLE______________
  Vice President/General Manager

Date____7 MARCH 1994____________          Date___4 (ILLEGIBLE)/94_______


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                                   EXHIBIT 2

                               EUROPEAN PRODUCTS

THIS EXHIBIT is part of the Sales Representative Agreement entered into on the 4 day of March, 1994 by and between EURO TECH (FAR EAST) LTD (the
"Representative") and FINNIGAN CORPORATION (the "Company").

PRODUCTS:

     The following products supplied by the Company are included:

          MAT 95, MAT 95Q, MAT 900, Vision 2000, Vision 2000 L,
          MAT 252, MAT 262, Tracermat, Delta S, Delta C, THQ,
          MAT 271, MAT 281, Element

GEOGRAPHIC TERRITORY:

     The Representative is assigned the following geographic territory:

          Hong Kong and Macao

COMMISSIONS/DISCOUNTS:

     CLASS A PRODUCTS:

          None

     CLASS B PRODUCTS:

          MAT 95, MAT 95Q, MAT 900, Vision 2000, Vision 2000 L,
          MAT 252, MAT 262, Tracermat, Delta S, Delta C, THQ,
          MAT 271, MAT 281, Element:

               These products will yield a commission of 10% based upon published International List Price.


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
     SPARE PARTS:

          Spare Parts purchased by the Representative will receive a 20% discount based upon the published International List Price.

          Spare Parts purchased by the Customer in the Representative's assigned territory will receive a 20% commission based upon the published International List Price.


PAYMENT TERMS:

     System sales directly from the end user or from the Representative for resale:

          Irrevocable and Confirmed Letter of Credit payable to Finnigan Corporation upon presentation of shipping documents.


     Sale of Parts directly to the end users:

          Irrevocable and Confirmed Letter of Credit payable to Finnigan Corporation upon presentation of shipping documents.


     Sale of Parts for the Representative's account:

          Payable (45) days following shipment. Delinquent accounts are subject to interest of 2% per month from the date of shipment.


SUPPORT CONTACTS:

     The Company has assigned the following individuals as the official contacts:

          Sales: Ying Chow, Jerome Johemko, Don Remling, Nancy Kuo

          Service: Adi Loo


EXHIBIT APPROVAL:

FINNIGAN CORPORATION ("Company")          REPRESENTATIVE


By______ILLEGIBLE_______________          By_____ILLEGIBLE______________
  Vice President/General Manager

Date____22 APRIL 1994___________          Date___18/4/94________________


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                                   EXHIBIT 3

                                 HEMEL PRODUCTS

THIS EXHIBIT is part of the Sales Representative Agreement entered into on the 4 day of March, 1994 by and between EURO TECH (FAR EAST) LTD (the
"Representative") and FINNIGAN CORPORATION (the "Company").

PRODUCTS:

    The following products supplied by the Company are included:

        Lasermat, SOLA

GEOGRAPHIC TERRITORY:

    The Representative is assigned the following geographic territory:

        Hong Kong and Macao

COMMISSIONS/DISCOUNTS:

    CLASS A PRODUCTS:

        None

    CLASS B PRODUCTS:

        Lasermat, SOLA

            These products will yield a commission of 10% based upon published International List Price.

    SPARE PARTS:

        Spare Parts purchased by the Representative will receive a 25% discount based upon the published International List Price.

        Spare Parts purchased by the Customer in the Representative's assigned territory will receive a 25% commission based upon the published International List Price.




                                       21
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PAYMENT TERMS:

     System sales directly from the end user or from the Representative for resale:

          Irrevocable and Confirmed Letter of Credit payable to Finnigan MAT Ltd. L/C to be confirmed by Barclays Bank PLC, Luton International Services Branch, 28, George Street, Luton, LU1 2HW, United Kingdom upon presentation of shipping documents.


     Sale of Parts directly to the end users:

          Irrevocable and Confirmed Letter of Credit payable to Finnigan MAT Ltd. L/C to be confirmed by Barclays Bank PLC, Luton International Services Branch, 28, George Street, Luton, LU1 2HW, United Kingdom upon presentation of shipping documents.


     Sale Parts for the Representative's account:

          Payable (45) days following shipment. Delinquent accounts are subject to interest of 2% per month from the date of shipment.


SUPPORT CONTACTS:

     The Company has assigned the following individuals as the official contacts:

          Sales: Ying Chow, Jerome Johemko, Don Remling, Nancy Kuo

          Service: Adi Loo


EXHIBIT APPROVAL:

FINNIGAN CORPORATION ("Company")          REPRESENTATIVE


By______ILLEGIBLE_______________          By______ILLEGIBLE_____________
  Vice President/General Manager

Date____22 APRIL 1994___________          Date____18/4/94_______________


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